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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 15, 2003

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


       DELAWARE                       001-11077                 22-2722773
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  (State or Other                     (Commission             (IRS Employer
Jurisdiction of Formation)            File Number)        Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929


       Registrant's Telephone Number, Including Area Code: (215) 488-5000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  Other Events and Required FD Disclosure

On August 25, 2003, DVI, Inc. ("DVI"), together with DVI Financial Services Inc. ("DVI FS") and DVI Business Credit Corporation ("DVI BC") filed a petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. On December 15, 2003, DVI, DVI FS and DVI BC filed their respective Monthly Operating Reports (the "Reports") with the U.S. Bankruptcy Court and the U.S. Trustee for the period from October 1, 2003 to October 31, 2003.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Exhibits

                  99.1     -  DVI Financial Services Inc. Monthly Operating
                              Report for the period from October 1, 2003 to October 31, 2003.

                  99.2     -  DVI Business Credit Corporation Monthly Operating
                              Report for the period from October 1, 2003 to October 31, 2003.

                  99.3     -  DVI, Inc. Monthly Operating Report for the period
                              from October 1, 2003 to October 31, 2003.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DVI, INC.

                                             By:  /s/ Mark E. Toney
                                                  ------------------------
                                                  Mark E. Toney
                                                  President & Chief Executive
                                                  Officer of DVI, Inc.

Dated: December 15, 2003